Exhibit 99.1

                        TRUSTEE'S DISTRIBUTION STATEMENT

To the Holders of:
Corporate Backed Trust Certificates, Bristol-Myers Squibb Debenture-Backed Series 2002-18
*CUSIP:    21988G346       Class     A-1
           21988GCB0       Class     A-2A
           21988GCC8       Class     A-2B

In accordance with the Standard Terms and Conditions of Trust, U.S. Bank Trust National Association, as Trustee, submits the following cash basis statement for the period ending February 1, 2010.

INTEREST ACCOUNT
----------------


Balance as of August 1, 2009                                            $0.00
         Scheduled Income received on securities                  $865,562.50
         Unscheduled Income received on securities                      $0.00

LESS:
         Distribution to Class A-1 Holders                       -$786,875.00
         Distribution to Class A-2A Holders                       -$78,687.50
         Distribution to Class A-2B Holders                            -$0.00
         Distribution to Depositor                                     -$0.00
         Distribution to Trustee                                       -$0.00
Balance as of February 1, 2010                                          $0.00


PRINCIPAL ACCOUNT
-----------------


Balance as of August 1, 2009                                            $0.00
         Scheduled principal payment received on securities             $0.00

LESS:
       Distribution to Holders                                         -$0.00
Balance as of February 1, 2010                                          $0.00


                UNDERLYING SECURITIES HELD AS OF February 1, 2010

           Principal Amount                      Title of Security
           ----------------                      -----------------

               $25,180,000        Bristol-Myers Squibb Company 6.875% Debentures
                                  due August 1, 2097
                                  *CUSIP:  110122AC2

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.